UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual General Meeting of shareholders was held on February 27, 2026.

(b)	The following is a brief description and vote count of all items voted on at the meeting:

Item 1. The Report of the Directors, Financial Statements and Auditor’s Report

The following resolution was duly adopted approving the receipt of the financial statements and auditors report for the fiscal year ended August 31, 2025:

"RESOLVED that the financial statements for the fiscal year ending August 31, 2025 consisting of the consolidated balance sheets, the consolidated statements of operations, the consolidated statement of stockholders’ equity and consolidated statements of cash flows, in each case with comparative figures for the preceding fiscal year, together with the notes and the auditors report be received."

Item 2. Fix the Number of Directors at five (5)

Item No. 2 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,903,898	265,109	0	0

Item 3. Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld / Abstentions	Non-Votes
Charles E. Hopewell	1,027,692	0	629,290	512,025
Michelle Walker	1,120,224	0	536,758	512,025
Chad Summers	1,123,225	0	533,757	512,025
Subriana Pierce	1,123,219	0	533,763	512,025
Ian Wendler	1,123,225	0	533,757	512,025

Item 4. Appointment and Remuneration of Auditors

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,937,256	0	231,751	0

Item 5. Acts and Deeds of Directors and Officers

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,131,218	525,764	0	512,025

Item 6. Advisory Vote on the Approval of Executive Compensation

Item No. 6 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,557,049	611,957	0	1

Item 7. Transact Other Business

Item No. 7 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
949,500	666,212	0	553,295

(c) Not applicable.

(d) Not applicable.

Item 9.01. Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 27, 2026	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer